EXHIBIT 32.2
                              Certification of CFO
                         pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002 regarding Quarterly
               Report on Form 10-KSB for the year ended April 30, 2006

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

1. The Company's Annual Report on Form 10-KSB for the fiscal period ended April 30, 2006, (the Form 10KSB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    July 27, 2006                               By:/s/ Thomas Schott
                                                        -----------------------
                                                       Thomas Schott
                                                       Chief Financial Officer